PROSPECTUS SUPPLEMENT
                                    FOR THESE
                            PAINEWEBBER MUTUAL FUNDS:

                      PaineWebber Tactical Allocation Fund
                        PaineWebber Enhanced S&P 500 Fund
                      PaineWebber Enhanced Nasdaq-100 Fund
                   PaineWebber Financial Services Growth Fund
                         PaineWebber S&P 500 Index Fund
                            PaineWebber Strategy Fund


                                                               November 13, 2000


Dear Investor,

        This is a supplement to the Prospectuses of the PaineWebber Mutual Funds listed above. The purpose of the supplement is to notify you that for a period beginning on November 13, 2000 and ending on or about December 29, 2000, Mitchell Hutchins Asset Management Inc. will reallow the full amount of the Class A shares sales charge to selected dealers.

                                                                     Item #2S-79